UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2013

VULCAN MATERIALS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	001-33841	20-8579133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Urban Center Drive
Birmingham, Alabama 35242
(Address of principal executive offices) (zip code)

(205) 298-3000
Registrant's telephone number, including area code:

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or By-laws; Changes in Fiscal Year.

Effective as of March 19, 2013, the Board of Directors of the Company adopted certain amendments to the By-laws of the Company to provide for majority voting in the election of directors in non-contested elections. Specifically, the By-laws were amended to add new Sections 1.08(b) and (c).

The above description of the By-laws is not complete and is qualified in its entirety by reference to the By-laws, which are filed as Exhibit 3(b) to this Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

3(b)	Amended and Restated By-Laws of Vulcan Materials Company amended through March 19, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VULCAN MATERIALS COMPANY
(Registrant)

Dated: March 19, 2013	By:	/s/ Jerry F. Perkins, Jr.
Jerry F. Perkins, Jr.

Page 3 of 3